MUNIYIELD
FLORIDA
INSURED FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Florida
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #16490 -- 10/97

[Recycle logo] Printed on post-consumer recycled paper



MuniYield Florida Insured Fund                          October 31, 1997

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Shares of MuniYield Florida Insured Fund earned $0.967 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.24%, based on a month-end per share net asset value of $15.50. Over the same period, the total investment return on the Fund's Common Shares was +9.50%, based on a change in per share net asset value from $15.25 to $15.50, and assuming reinvestment of $0.968 per share income dividends and $0.124 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Shares was +8.24%, based on a change in per share net asset value from $14.73 to $15.50, and assuming reinvestment of $0.421 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Shares had an average yield of 3.73%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
At the beginning of 1997, our outlook was for higher interest rates. Since the bond market had rallied in anticipation of a weakening economy with no possibility of a FRB tightening, we perceived a risk of sudden change in investor expectations. At this time, the Fund remained fully invested as we purchased bonds less sensitive to interest rate volatility, such as shorter duration bonds. This strategy proved beneficial as economic data released during the fourth quarter of 1996 and the first quarter of 1997 showed significant signs of strength. As a result, the FRB increased short-term interest rates 25 basis points and pushed tax-exempt interest rates to 6% by the middle of April. Anticipating further tightening, we remained cautious on the bond market and concentrated on protecting the Fund's net asset value and maintaining as high a level as possible of tax-exempt income.

Surprisingly, the bond market staged a significant rally during the summer months, and long-term tax-exempt yields declined nearly 75 basis points. In our opinion, this occurred as a result of the economy turning decidedly weaker in the second quarter of 1997. Fortunately, higher-coupon bonds, which we purchased for defensive measures, outperformed aggressively structured bonds since they were now advance refunding candidates. We maintained a defensive, fully invested posture for the Fund for the remainder of the 12-month period ended October 31, 1997 as the bond market remained in a narrow 25 basis point trading range.

Looking ahead, our outlook is for lower interest rates. The economic expansion is now entering its seventh year with benign inflation. Equity markets throughout the world have entered into a very volatile stage triggered by the currency crisis in Southeast Asia. We believe a continuation of equity market declines may have a negative impact on economic growth, thereby constraining global inflation.

The yield on the Fund s Auction Market Preferred Shares has been trading between 3.0% -- 3.75% during the past year. Leverage continues to benefit the Fund's Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT A. DIMELLA
Robert A. DiMella
Vice President and Portfolio Manager

December 5, 1997




PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Florida Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

                                                                        Shares         Shares Withheld
                                                                       Voted For         From Voting
1. To elect the Fund's Board of Trustees:  Edward H. Meyer             7,860,390           215,389
                                           Jack B. Sunderland          7,863,690           212,089
                                           J. Thomas Touchton          7,862,890           212,889
                                           Arthur Zeikel               7,863,499           212,280


                                                            Shares    Shares Voted  Shares Voted
                                                           Voted For     Against       Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year.                                            7,822,768     51,612        201,399

During the six-month period ended October 31, 1997, MuniYield Florida Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:


                                                                  Shares    Shares Withheld
                                                                 Voted For    From Voting
1. To elect the Fund's Board of Trustees:   Donald Cecil           2,269           0
                                            M. Colyer Crum         2,269           0
                                            Edward H. Meyer        2,269           0
                                            Jack B. Sunderland     2,269           0
                                            J. Thomas Touchton     2,269           0
                                            Arthur Zeikel          2,269           0


                                                          Shares    Shares Voted    Shares Voted
                                                         Voted For     Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year.                                            2,269          0               0




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.
The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York
Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.




MuniYield Florida Insured Fund                                                                                   October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

 S&P     Moody's         Face                                                                                              Value
Ratings  Ratings        Amount                                     Issue                                                 (Note 1a)

Florida -- 98.8%
AAA       Aaa          $6,085  Auburndale, Florida, Water and Sewer Revenue Refunding Bonds, 5.25% due 12/01/2025 (a)     $5,997
                               Boynton Beach, Florida, Utility System Revenue Refunding Bonds (b):
AAA       Aaa             700    6.25% due 11/01/2020 (h)                                                                    778
AAA       Aaa           3,375    6.25% due 11/01/2020                                                                      3,664
AAA       Aaa           3,000  Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due 10/01/2024 (a)       3,276
                               Citrus County, Florida, PCR, Refunding (Florida Power Corporation - Crystal River) (c):
AAA       Aaa           2,100    Series A, 6.625% due 1/01/2027                                                            2,284
AAA       Aaa           5,750    Series B, 6.35% due 2/01/2022                                                             6,247
                               Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (c):
AAA       Aaa           2,650    6.55% due 10/01/2013                                                                      2,888
AAA       Aaa          12,715    6.60% due 10/01/2022                                                                     13,878
AAA       Aaa           5,000    (Miami International Airport), 5.75% due 10/01/2012                                       5,230
AAA       Aaa           2,000  Dade County, Florida, Educational Facilities Authority, Revenue Refunding Bonds
                               (University of Miami), Series A, 6% due 4/01/2008 (c)                                       2,209
AAA       Aaa           4,500  Dade County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Baptist
                               Hospital of Miami Project), Series A, 5.75% due 5/01/2021 (c)(h)                            4,712
AAA       Aaa           1,655  Dade County, Florida, School District Revenue Refunding Bonds, UT, 6% due 7/15/2006 (c)     1,827
AAA       Aaa          14,000  Dade County, Florida, Seaport Revenue Bonds, UT, 6.50% due 10/01/2001 (a)(d)               15,307
                               Dade County, Florida, Special Obligation Refunding Bonds, Series B (a):
AAA       Aaa           9,605    6.021%** due 10/01/2015                                                                   3,586
AAA       Aaa          14,755    6.50%** due 10/01/2030                                                                    2,051
AAA       Aaa           6,000    6.363%** due 10/01/2032                                                                     733
                               Dade County, Florida, Water and Sewer System Revenue Bonds (b):
AAA       Aaa           2,000    5.25% due 10/01/2021                                                                      1,976
A1+       VMIG1+          700    VRDN, 3.60% due 10/05/2022 (e)                                                              700
AAA       Aaa           5,000  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-County
                               Program), AMT, 3.60% due 4/01/2028 (f)(g)                                                   5,486
BBB       Baa1          2,500  Escambia County, Florida, PCR (Champion International Corporation Project), AMT,
                               6.90% due 8/01/2022                                                                         2,773
AAA       Aaa           3,000  First Florida Governmental Financing Commission Revenue Bonds, 5.70% due
                               7/01/2017 (c)                                                                               3,116
AAA       Aaa           1,150  Florida HFA (Brittany Rosemont Apartments), AMT, Series C-1, 6.75% due 8/01/2014 (a)        1,245
NR*       Aaa           1,760  Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due 3/01/2022 (g)         1,871
                               Florida State Board of Education, Public Education Revenue Bonds (Capital Outlay):
AAA       Aaa           2,000    Series A, 6.75% due 6/01/2001 (d)                                                         2,190
AA+       Aa2           1,750    Series B, 5.875% due 6/01/2020                                                            1,817
AA+       Aa2           2,650    Series B, 5.875% due 6/01/2024                                                            2,750
AA+       Aa2           3,000    Refunding, Series A, 7.25% due 6/01/2023                                                  3,258
AAA       Aaa           1,790  Florida State Division Board of Finance, Department of General Services Revenue Bonds
                               (Department of Natural Resource Preservation), Series 2000-A, 6.75% due 7/01/2001 (a)(d)    1,979
AAA       Aaa           5,000  Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A, 5% due
                               7/01/2019 (b)                                                                               4,795
AAA       Aaa           1,000  Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System - J. Knox
                               Village), 6.375% due 12/01/2012 (c)                                                         1,082
NR*       Aaa           8,250  Indian Trace Community, Development District, Florida, Water Management (Special
                               Benefit Assessment), 5% due 5/01/2027 (c)                                                   7,895
AAA       Aaa           2,000  Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due 10/01/2013 (a)       2,200
AAA       Aaa           2,000  Lakeland, Florida, Electric and Water Revenue Refunding Bonds (Junior Sub-Lien),
                               6.50% due 10/01/2006 (b)                                                                    2,288
AAA       Aaa           3,000  Lakeland, Florida, Hospital System Revenue Refunding Bonds (Lakeland Regional Medical
                               Center), Series A, 5% due 11/15/2017 (c)                                                    2,919
AAA       NR*           2,490  Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT,
                               Series A, Sub-Series 3, 7.45% due 9/01/2027 (f)(g)                                          2,795
A-        A3            5,000  Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional Medical Center
                               Project), Series A, 6.125% due 7/01/2012                                                    5,255
AAA       Aaa           1,000  Marion County, Florida, Hospital District, Revenue Refunding Bonds (Monroe Regional
                               Medical Center), 6.25% due 10/01/2012 (b)                                                   1,083
AAA       Aaa           6,545  Miami Beach, Florida Parking Revenue Bonds, 5.125% due 9/01/2022 (j)                        6,379
AAA       Aaa           2,500  Miami, Florida, Sanitation Sewer System, UT, 6.50% due 1/01/2015 (b)                        2,726
AAA       Aaa           2,515  North Miami Beach, Florida, UT, 6.30% due 2/01/2024 (b)                                     2,742
AAA       Aaa           1,210  Okaloosa County, Florida, Gas District Revenue Bonds (Gas System), Series A, 5.20%
                               due 10/01/2017 (c)                                                                          1,206
                               Orange County, Florida, Tourist Development, Tax Revenue Bonds (a):
AAA       Aaa           1,000    Refunding, Series A, 6.50% due 10/01/2010                                                 1,100
AAA       Aaa           7,815    Series B, 6.50% due 10/01/2002 (d)                                                        8,729
AAA       Aaa           1,500  Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20% due
                               6/01/2015 (b)                                                                               1,867
AAA       Aaa           2,000  Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding and Improvement
                               Bonds, 6.25% due 12/01/2008 (c)                                                             2,189
AAA       Aaa           2,500  Pasco County, Florida, PCR, Refunding (Florida Power - Anclote), Series A, 6.35%
                               due 2/01/2022 (c)                                                                           2,716
AAA       Aaa           8,285  Port Saint Lucie, Florida, Utility Revenue Refunding and Improvement Bonds, Series A,
                               5.125% due 9/01/2027 (c)                                                                    8,093
AAA       Aaa           4,060  Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (Allegheny Health
                               System), Series A, 7% due 12/01/2015 (c)                                                    4,496
AAA       Aaa           4,920  Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due 10/01/2004 (b)(d)         5,613
AAA       Aaa           2,250  South Broward Hospital District, Florida, Revenue Bonds, RIB, Series C, 9.166% due
                               5/01/2001 (a)(d)(i)                                                                         2,703
AAA       Aaa           2,275  South Florida Water Management District, Special Obligation Land Aquisition Bonds,
                               6% due 10/01/2015 (a)                                                                       2,404

Total Investments (Cost -- $175,881) -- 98.8%                                                                            187,103
Other Assets Less Liabilities -- 1.2%                                                                                      2,302
                                                                                                                        --------
Net Assets -- 100.0%                                                                                                    $189,405
                                                                                                                        ========

(a) AMBAC Insured.
(b) FGIC Insured.
(c) MBIA Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(f) FNMA Collateralized.
(g) GNMA Collateralized.
(h) Escrowed to Maturity.
(I) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(j) FSA Insured.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDR   Industrial Developement Revenue Bonds
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.





MuniYield Florida Insured Fund                                                                                 October 31, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $175,880,642) (Note 1a)                            $187,102,862
                      Cash                                                                                              204,682
                      Interest receivable                                                                             2,378,698
                      Prepaid expenses and other assets                                                                   7,695
                                                                                                                   ------------
                      Total assets                                                                                  189,693,937
                                                                                                                   ------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                              $115,514
                      Investment adviser (Note 2)                                                        85,103         200,617
                                                                                                   ------------
                      Accrued expenses and other liabilities                                                             88,328
                                                                                                                   ------------
                      Total liabilities                                                                                 288,945
                                                                                                                   ------------

Net Assets:           Net assets                                                                                   $189,404,992
                                                                                                                   ============

Capital:              Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,400 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                           $60,000,000
                      Common Shares, par value $.10 per share (8,350,463 shares issued
                      and outstanding)                                                                   $835,046
                      Paid-in capital in excess of par                                                116,287,758
                      Undistributed investment income -- net                                            1,243,605
                      Accumulated distributions in excess of realized capital gains -- net
                      (Note 1f)                                                                          (183,637)
                      Unrealized appreciation on investments -- net                                    11,222,220
                                                                                                     ------------
                      Total -- Equivalent to $15.50 net asset value per Common Share
                      (market price -- $15.00)                                                                      129,404,992
                                                                                                                   ------------
                      Total capital                                                                                $189,404,992
                                                                                                                   ============

* Auction Market Preferred Shares.

See Notes to Financial Statements.





Statement of Operations
                                                                                                             For the Year Ended
                                                                                                               October 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                      $10,553,172
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                             $936,779
                      Commission fees (Note 4)                                                       152,256
                      Professional fees                                                               72,462
                      Accounting services (Note 2)                                                    43,250
                      Transfer agent fees                                                             37,159
                      Trustees' fees and expenses                                                     22,642
                      Listing fees                                                                    16,170
                      Printing and shareholder reports                                                11,716
                      Custodian fees                                                                  11,558
                      Amortization of organization expenses (Note 1e)                                  7,863
                      Pricing fees                                                                     7,785
                      Other                                                                           14,590
                                                                                               -------------
                      Total expenses                                                                                  1,334,230
                                                                                                                    -----------
                      Investment income -- net                                                                        9,218,942
                                                                                                                    -----------

Realized &            Realized gain on investments -- net                                                             1,513,100
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                         2,822,054
Investments -- Net                                                                                                  -----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                          $13,554,096
                                                                                                                    ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                    For the Year Ended October 31,
                                                                                                    -----------------------------
Increase (Decrease) in Net Assets:                                                                        1997          1996

Operations:           Investment income -- net                                                        $9,218,942     $9,080,033
                      Realized gain on investments -- net                                              1,513,100      2,594,504
                      Change in unrealized appreciation/depreciation on investments -- net             2,822,054     (1,157,546)
                                                                                                    ------------   ------------
                      Net increase in net assets resulting from operations                            13,554,096     10,516,991
                                                                                                    ------------   ------------

Dividends &           Investment income -- net:
Distributions to      Common Shares                                                                   (7,118,026)    (7,047,040)
Shareholders          Preferred Shares                                                                (1,789,728)    (1,997,712)
(Note 1f):            Realized gain on investments -- net:
                      Common Shares                                                                   (1,857,429)      (540,567)
                      Preferred Shares                                                                  (523,706)      (168,552)
                      In excess of realized gain on investments -- net:
                      Common Shares                                                                     (140,870)            --
                      Preferred Shares                                                                   (39,718)            --
                                                                                                    ------------   ------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders                                                                (11,469,477)    (9,753,871)
                                                                                                    ------------   ------------

Net Assets:           Total increase in net assets                                                     2,084,619        763,120
                      Beginning of year                                                              187,320,373    186,557,253
                                                                                                    ------------   ------------
                      End of year*                                                                  $189,404,992   $187,320,373
                                                                                                    ============   ============
                      * Undistributed investment income -- net (Note 1g)                              $1,243,605       $929,368
                                                                                                    ============   ============

                      See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived                              For the Year Ended October 31,
from information provided in the financial statements                    ------------------------------------------------------
                                                                          1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year                  $15.25      $15.16      $13.70      $16.56      $14.14
Operating                                                              --------    --------    --------    --------    --------
Performance:         Investment income -- net                              1.10        1.08        1.12        1.13        1.12
                     Realized and unrealized gain (loss) on
                     investments -- net                                     .52         .17        1.45       (2.70)       2.48
                                                                       --------    --------    --------    --------    --------
                     Total from investment operations                      1.62        1.25        2.57       (1.57)       3.60
                                                                       --------    --------    --------    --------    --------
                     Less dividends and distributions to Common
                     Shareholders:
                     Investment income -- net                              (.85)       (.84)       (.84)       (.91)       (.85)
                     Realized gain on investments -- net                   (.22)       (.06)         --        (.15)         --
                     In excess of realized gain on investments -- net      (.02)         --          --          --          --
                                                                       --------    --------    --------    --------    --------
                     Total dividends and distributions to Common
                     Shareholders                                         (1.09)       (.90)       (.84)      (1.06)       (.85)
                                                                       --------    --------    --------    --------    --------
                     Effect of Preferred Share activity++++:
                     Dividends and distributions to Preferred
                     Shareholders:
                     Investment income -- net                              (.21)       (.24)       (.27)       (.20)       (.19)
                     Realized gain on investments -- net                   (.07)       (.02)         --        (.03)         --
                     In excess of realized gain on investments
                     -- net                                                  --++        --          --          --          --
                     Capital charge resulting from issuance of
                     Preferred Shares                                        --          --          --          --        (.14)
                                                                       --------    --------    --------    --------    --------
                     Total effect of Preferred Share activity              (.28)       (.26)       (.27)       (.23)       (.33)
                                                                       --------    --------    --------    --------    --------
                     Net asset value, end of year                        $15.50      $15.25      $15.16      $13.70      $16.56
                                                                       ========    ========    ========    ========    ========
                     Market price per share, end of year                 $15.00     $14.125      $13.50     $11.375     $16.875
                                                                       ========    ========    ========    ========    ========

Total Investment     Based on market price per share                      14.41%      11.48%      26.46%     (27.46%)     18.78%
Return: *                                                              ========    ========    ========    ========    ========
                     Based on net asset value per share                    9.50%       7.18%      17.91%     (10.98%)     23.65%
                                                                       ========    ========    ========    ========    ========

Ratios to Average    Expenses, net of reimbursement                         .71%        .73%        .75%        .75%        .66%
Net Assets: **                                                         ========    ========    ========    ========    ========
                     Expenses                                               .71%        .73%        .75%        .75%        .72%
                                                                       ========    ========    ========    ========    ========
                     Investment income -- net                              4.92%       4.88%       5.18%       4.99%       5.09%
                                                                       ========    ========    ========    ========    ========

Supplemental         Net assets, net of Preferred Shares, end of year
Data:                (in thousands)                                    $129,405    $127,320    $126,557    $114,441    $137,908
                                                                       ========    ========    ========    ========    ========
                     Preferred Shares outstanding, end of year
                     (in thousands)                                     $60,000     $60,000     $60,000     $60,000     $60,000
                                                                       ========    ========    ========    ========    ========
                     Portfolio turnover                                   73.79%     156.11%     107.90%      51.81%      18.51%
                                                                       ========    ========    ========    ========    ========

Leverage:            Asset coverage per $1,000                           $3,157      $3,122      $3,109      $2,907      $3,298
                                                                       ========    ========    ========    ========    ========

Dividends Per Share  Investment income -- net                              $746        $832        $925        $688        $662
On Preferred Shares                                                    ========    ========    ========    ========    ========
Outstanding:+

                *    Total investment returns based on market value,
                     which can be significantly greater or lesser
                     than the net asset value, may result in substantially
                     different returns. Total investment returns exclude
                     the effects of sales loads.
                **   Do not reflect the effect of dividends to Preferred
                     Shareholders.
                +    Dividends per share have been adjusted to reflect a
                     two-for-one stock split that occurred on December 1, 1994.
                ++   Amount is less than $.01 per share.
                ++++ The Fund's Preferred Shares were issued on November 19, 1992.

                     See Notes to Financial Statements.




MuniYield Florida Insured Fund                          October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,049 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $132,518,080 and $132,836,971, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                     Realized     Unrealized
                                 Gains (Losses)      Gains

Long-term investments              $1,881,065     $11,222,220
Financial futures contracts          (367,965)             --
                                  -----------     -----------
Total                              $1,513,100     $11,222,220
                                  ===========     ===========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $11,222,220, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $175,880,642.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of capital shares, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.569%.

As of October 31, 1997, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $72,725 as commissions.

5. Subsequent Event:
On November 6, 1997, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.071073 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



MuniYield Florida Insured Fund                          October 31, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of MuniYield Florida Insured
Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Insured Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Florida Insured Fund during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.
Additionally, the following summarizes the per share capital gain distributions paid by the Fund during the year:

                             Payable     Short-Term      Long-Term
                               Date     Capital Gains  Capital Gains

Common Shareholders          12/30/96      $0.115441      $0.123863
Preferred Shareholders       11/12/96     $11.97         $12.62
                             11/19/96     $11.41         $12.05
                             11/26/96     $10.70         $11.33
                             12/03/96     $12.86         $13.66
                             12/10/96     $11.62         $12.37
                             12/17/96     $12.93         $13.82
                             12/24/96     $11.94         $12.84
                             12/31/96     $ 4.72         $ 5.11
                             01/07/97     $15.56         $16.90
                             01/14/97     $ 9.54         $10.81

Please retain this information for your records.



MuniYield Florida Insured Fund                          October 31, 1997

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MFT